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                                                                   Exhibit 10(b)

                           REPRESENTATION OF COUNSEL


I, Sandra M. DaDalt, in my capacity as counsel to Sun Life of Canada (U.S.) Variable Account F (the "Account") have reviewed this Post-Effective Amendment to the Registration Statement (File No. 333-30844) of the Account (the "Post-Effective Amendment") which is being filed pursuant to paragraph
(b) of Rule 485 under the Securities Act of 1933. Based on my review of the Post-Effective Amendment and such other material relating to the operations of the Account as I deemed relevant, I hereby certify as of the date of filing the Post-Effective Amendment, that the Post-Effective Amendment does not contain disclosure which would render it ineligible to become effective pursuant to paragraph (b) of Rule 485.


I hereby consent to the filing of this representation as part of the Post-Effective Amendment.

                                              /s/ SANDRA M. DADALT
                                              ----------------------
                                              Sandra M. DaDalt, Esq.


April 10, 2001